                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 31, 2001
                                                      -------------------


                            Chart Industries, Inc.
 -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                      1-11442                 34-1712937
------------------              -----------           ------------------
(State or other                 (Commission            (I.R.S. Employer
 jurisdiction of                File Number)          Identification No.)
 incorporation)


          5885 Landerbrook Drive, Suite 150, Cleveland, Ohio       44124
--------------------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:     (440) 753-1490
                                                     -----------------------

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          ------------

          Effective December 31, 2001, Chart Industries, Inc. (the "Company") entered into amendments to its existing consolidated credit and revolving loan facilities. The amendments are attached hereto as Exhibits 10.1 through 10.3 and a press release announcing the amendments is attached hereto as Exhibit 99.1. Each of these documents is hereby incorporated by reference herein.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

   (c)    Exhibits.

          10.1 Amendment No. 4 dated as of December 31, 2001, to the Credit Agreement dated as of April 12, 1999, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders signatories thereto, JPMorgan Chase Bank, as Administrative Agent for the Lenders, and National City Bank, as Documentation Agent.

          10.2 Amendment No. 2 dated as of December 18, 2001, to the Series 1 Incremental Revolving Credit Agreement, dated as of November 29, 2000, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Series 1 Lenders signatories thereto, and JPMorgan Chase Bank, as Administrative Agent.

          10.3 Amendment No. 2 dated as of December 18, 2001, to the Series 2 Incremental Revolving Credit Agreement, dated as of April 17, 2001, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Series 2 Lenders signatories thereto, and JPMorgan Chase Bank, as Administrative Agent.

          99.1 Press Release of the Company, dated January 4, 2002.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHART INDUSTRIES, INC.



Date:  January 15, 2002             By:    /s/ Michael F. Biehl
                                        --------------------------
                                        Michael F. Biehl
                                        Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX
                                 -------------


Exhibit             Description of Exhibit
-------             ----------------------

10.1 Amendment No. 4 dated as of December 31, 2001, to the Credit Agreement dated as of April 12, 1999, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders signatories thereto, JPMorgan Chase Bank, as Administrative Agent for the Lenders, and National City Bank, as Documentation Agent.

10.2 Amendment No. 2 dated as of December 18, 2001, to the Series 1 Incremental Revolving Credit Agreement, dated as of November 29, 2000, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Series 1 Lenders signatories thereto, and JPMorgan Chase Bank, as Administrative Agent.

10.3 Amendment No. 2 dated as of December 18, 2001, to the Series 2 Incremental Revolving Credit Agreement, dated as of April 17, 2001, among the Company, the Subsidiary Borrowers, the Subsidiary Guarantors, the Series 2 Lenders signatories thereto, and JPMorgan Chase Bank, as Administrative Agent.

99.1      Press Release of the Company, dated January 4, 2002.


                                      E-1